SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY
     (AS PERMITTED BY RULE 14(a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss. 240.14a-12

                             SOMERSET HILLS BANCORP
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)   Title of each class of securities to which transaction applies:

          ---------------------------------------------------------------

     2)   Aggregate number of securities to which transaction applies:

          ---------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ---------------------------------------------------------------

     4)   Proposed maximum aggregate value of transaction:

          ---------------------------------------------------------------

     5)   Total fee paid:

          ---------------------------------------------------------------


[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

          --------------------------------------------------------------

     2)   Form, Schedule or Registration Statement No.:

          --------------------------------------------------------------

     3)   Filing Party:

          --------------------------------------------------------------

     4)   Date Filed:

          --------------------------------------------------------------

                             SOMERSET HILLS BANCORP

                               155 Morristown Road
                         Bernardsville, New Jersey 07924

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                          To Be Held on April 28, 2004

         NOTICE IS HEREBY GIVEN that the Annual Meeting (the "Annual Meeting") of the holders of shares of Common Stock (the "Common Stock") of Somerset Hills Bancorp (the "Company"), the holding company for Somerset Hills Bank (the "Bank") will be held at the Basking Ridge Country Club, 185 Madisonville Road, Basking Ridge, New Jersey, on April 28, 2004 at 9:30 a.m. for the purpose of considering and voting upon the following matters, all of which are more completely set forth in the accompanying Proxy Statement:

         1. The election of six (6) Directors of the Company to serve for the terms described in the proxy statement or until their successors are elected and shall qualify; and

         2.       Such other  business as shall  properly come before the Annual
                  Meeting.

                  Holders of shares of Common Stock of record at the close of business on March 12, 2004 will be entitled to vote at the Annual Meeting or any postponement or adjournment.

         You are requested to fill in, sign, date and return the enclosed proxy promptly, regardless of whether you expect to attend the Annual Meeting. A postage-paid return envelope is enclosed for your convenience.

         If you are present at the Annual Meeting, you may vote in person even if you have already returned your proxy.

                                              BY ORDER OF THE BOARD OF DIRECTORS

                                              Bette Schmitt
                                              Corporate Secretary

Bernardsville, New Jersey
March 31, 2004

                    IMPORTANT-PLEASE MAIL YOUR PROXY PROMPTLY

         You are urged to sign and return the enclosed Proxy to the Bank promptly in the envelope provided so that there may be sufficient representation at the Annual Meeting.

                             SOMERSET HILLS BANCORP

                               PROXY STATEMENT FOR
                         ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON APRIL 28, 2004

           -----------------------------------------------------------


         This Proxy Statement is being furnished to shareholders of Somerset Hills Bancorp in connection with the solicitation by the Board of Directors of proxies to be used at the Annual Meeting of stockholders to be held on April 28, 2004 at 9:30 a.m., at the Basking Ridge Country Club, 185 Madisonville Road, Basking Ridge, New Jersey.

ABOUT THE ANNUAL MEETING

         WHY HAVE I RECEIVED THESE MATERIALS?

         The accompanying proxy, being mailed to shareholders on or about March 31, 2004, is solicited by the Board of Directors of Somerset Hills Bancorp (referred to throughout this Proxy Statement as the "Company" or "we"), the holding company for Somerset Hills Bank (the "Bank") in connection with our Annual Meeting of Shareholders that will take place on Wednesday, April 28, 2004. You are cordially invited to attend the Annual Meeting and are requested to vote on the proposal described in this Proxy Statement.

         WHO IS ENTITLED TO VOTE AT THE ANNUAL MEETING?

         Holders of Common Stock of the Company (the "Common Stock") as of the close of business on March 12, 2004 will be entitled to vote at the Annual
Meeting. On March 12, 2004, there were outstanding and entitled to vote 2,895,426 shares of Common Stock, each of which is entitled to one vote with respect to each matter to be voted on at the Annual Meeting.

         HOW DO I VOTE MY SHARES AT THE ANNUAL MEETING?

         If you are a "record" shareholder of Common Stock (that is, if you hold Common Stock in your own name in the Company's stock records maintained by our transfer agent, Registrar and Transfer Company), you may complete and sign the accompanying proxy card and return it to the Company or deliver it in person.

         "Street name" shareholders of Common Stock (that is, shareholders who hold Common Stock through a broker or other nominee) who wish to vote at the Annual Meeting will need to obtain a proxy form from the institution that holds their shares and to follow the voting instructions on such form.

         CAN I CHANGE MY VOTE AFTER I RETURN MY PROXY CARD OR AFTER I VOTE ELECTRONICALLY OR BY TELEPHONE?

         Yes. After you have submitted a proxy, you may change your vote at any time before the proxy is exercised by submitting a notice of revocation or a proxy bearing a later date. You may change your vote either by submitting a proxy card prior to the date of the Annual Meeting or if you are a "record" holder of the Common Stock by voting in person at the Annual Meeting.

         WHAT CONSTITUTES A QUORUM FOR PURPOSES OF THE ANNUAL MEETING?

         The presence at the Annual Meeting in person or by proxy of the holders of a majority of the voting power of all outstanding shares of Common Stock entitled to vote shall constitute a quorum for the transaction of business. Proxies marked as abstaining (including proxies containing broker non-votes) on any matter to be acted upon by shareholders will be treated as present at the meeting for purposes of determining a quorum but will not be counted as votes cast on such matters.

WHAT VOTE IS REQUIRED TO APPROVE EACH ITEM?

         The election of directors at the Annual Meeting requires the affirmative vote of a plurality of the votes cast at the Annual Meeting by shares represented in person or by proxy and entitled to vote for the election of directors.

HOW DOES THE BOARD RECOMMEND THAT I VOTE MY SHARES?

         Unless you give other instructions on your proxy card, the persons named as proxies on the card will vote in accordance with the recommendations of the Board of Directors. The Board's recommendation is set forth together with the description of each item in this Proxy Statement. THE BOARD RECOMMENDS A VOTE FOR THE DIRECTORS' NOMINEES TO THE BOARD OF DIRECTORS.

         With respect to any other matter that properly comes before the Annual Meeting, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion in the best interest of the Company. At the date this Proxy Statement went to press, the Board of Directors had no knowledge of any business other than that described in this proxy statement that would be presented for consideration at the Annual Meeting.

         WHO WILL BEAR THE EXPENSE OF SOLICITING PROXIES?

         The Company will bear the cost of soliciting proxies. In addition to the solicitation by mail, proxies may be solicited personally or by telephone, facsimile or electronic transmission by our employees. We may reimburse brokers holding Common Stock in their names or in the names of their nominees for their expenses in sending proxy materials to the beneficial owners of such Common Stock.

                              ELECTION OF DIRECTORS

The By-Laws of the Company provide that the number of Directors shall not be less than one or more than 25 and permit the exact number to be determined from time to time by the Board of Directors. Our Certificate of Incorporation provides for a Board of Directors divided into three (3) classes. For 2004, there are six (6) nominees for director.

During 2003, two of our founding Directors,  Messrs. William J. Begley, and John
A. Van Voorhis, resigned from service on our Board of Directors. In addition, Mr. Sidney F. Wentz has announced that he intends not to stand for reelection when his term expires at the 2004 Annual Meeting. We appreciate their efforts in helping to create the Bank and guide it through its formative years. In addition, in December 2003, Mr. Paul Fitzgerald, the President and Senior Lending Officer of the Bank, resigned all of his positions with the Bank and as a Director of the Company to pursue other business interests.

In October 2003, the Board appointed Mr. Thomas J. Marino to serve as a member of the Board of Directors. Mr. Marino will stand for reelection for a term ending at the 2005 Annual Meeting.

The Board of Directors of the Company has nominated for election to the Board of Directors the persons named below, each of whom is currently serving as a member of the Board. If elected, each nominee will serve until the 2007 Annual Meeting of Stockholders and until his replacement has been duly elected and qualified. The Board of Directors has no reason to believe that any of the nominees will be unavailable to serve if elected.

The following table sets forth the names, ages, principal occupations, and business experience for all nominees, as well as their prior service on the Board. Each nominee is currently a member of the Board of Directors of the Company. Unless otherwise indicated, principal occupations shown for each Director have extended for five or more years.

                              NOMINEES FOR ELECTION


-------------------------------------------------------------------------------------------------------------------
                                                                                              TERM OF OFFICE
NAME AND POSITION WITH COMPANY       AGE     PRINCIPAL OCCUPATION FOR PAST FIVE YEARS         SINCE(1) - EXPIRES
-------------------------------------------------------------------------------------------------------------------
Gerald B. O'Connor, Director         61      Senior Partner, O'Connor and Demas, P.C.         1998-2007
                                             (law firm)
-------------------------------------------------------------------------------------------------------------------
Thomas J. Marino, Director           56      Managing Partner, J.H. Cohn, L.L.P.
                                             (accountants)                                    2003-2005
-------------------------------------------------------------------------------------------------------------------
Nicholas Rizzo, Director             55      Owner, Rizzo Associates (real estate             1998-2007
                                             management company)
-------------------------------------------------------------------------------------------------------------------
Gerard Riker, Executive Vice         63      Executive Vice President and Chief Financial     1998-2007
President and Chief Financial                Officer of the Company and the Bank; former
Officer of the Company and the               Division President, Sovereign Bank
Bank, Director
-------------------------------------------------------------------------------------------------------------------
Joseph M. Sullivan, President and    48      President and Chief Executive Officer of         2000-2007
Chief Executive Officer of                   Sullivan Financial Services, Inc. (2)
Sullivan Financial Services, Inc.,
Director
-------------------------------------------------------------------------------------------------------------------
M. Gerald  Sedam,   II,   Director   61      Partner,   Beck,   Mack  &   Oliver              1998-2007
                                             (investment management)
-------------------------------------------------------------------------------------------------------------------


--------------------
(1) Includes prior service on the Board of Directors of the Somerset Hills Bank.
(2) Sullivan Financial Services, Inc. is a wholly owned subsidiary of the Bank.

          DIRECTORS WHOSE TERMS CONTINUE BEYOND THE 2004 ANNUAL MEETING


-------------------------------------------------------------------------------------------------------------------
                                                                                              TERM OF OFFICE
NAME AND POSITION WITH COMPANY       AGE     PRINCIPAL OCCUPATION FOR PAST FIVE YEARS         SINCE(1) - EXPIRES
-------------------------------------------------------------------------------------------------------------------
Edward B. Deutsch                    57      Senior partner, McElroy, Deutsch & Mulvaney,     1998     -     2005
Chairman of the Board                        LLP (law firm)
-------------------------------------------------------------------------------------------------------------------
Richard C. Fowler, Jr., Director     61      Retired                                          1998     -     2005
-------------------------------------------------------------------------------------------------------------------
Stanley C. Gale, Director            53      Chairman and Chief Executive Officer of the      2003     -     2006
                                             Gale Company (formerly Gale & Wentworth)
                                             (real estate development)
-------------------------------------------------------------------------------------------------------------------
Jerome J. Graham, Jr., Director      69      Shareholder, Graham, Curtin & Sheridan           1998     -     2005
                                             (law firm)
-------------------------------------------------------------------------------------------------------------------
Desmond V. Lloyd, Director           63      Owner, the Grand Cafe Restaurant                 1998     -     2006
-------------------------------------------------------------------------------------------------------------------
Dennis C. Longwell, Director         62      Retired; Formerly President and Chief            1998     -     2006
                                             Executive Officer of the Company and the Bank
-------------------------------------------------------------------------------------------------------------------
Paul F. Lozier, Director             56      President, Samedan, Inc. (corporate finance      1998     -     2006
                                             consulting firm)
-------------------------------------------------------------------------------------------------------------------
Stewart E. McClure, Jr., Director,   53      President, Chief Executive Officer and Chief     2001     -     2006
Vice Chairman, President, Chief              Operating Officer of the Company, Chief
Executive Officer and Chief                  Executive Officer and Chief Operating Officer
Operating Officer                            of the Bank; formerly Senior Executive Vice
                                             President and Manager of the Private Bank at
                                             Summit Bank
-------------------------------------------------------------------------------------------------------------------
Thompson H. McDaniel, Director and   66      Vice Chairman of the Company and the Bank        1998     -     2006
Vice Chairman, Business Development
-------------------------------------------------------------------------------------------------------------------
Peter F. Muratore, Director          71      Chairman, Money Management Institute,            1998     -     2006
                                             Washington, D.C.
-------------------------------------------------------------------------------------------------------------------


-------------------------------
1. Includes prior service on the Board of Directors of the Somerset Hills Bank.

No Director of the Company is also a director of a company having a class of securities registered under Section 12 of the Securities Exchange Act of 1934, as amended, or subject to the requirements of Section 15(d) of such Act or any company registered as an investment company under the Investment Bank Act of 1940.

The company encourages all directors to attend the Company's annual meeting. Fifteen of the company's directors were able to attend the 2003 annual meeting.

             INFORMATION ABOUT THE BOARD OF DIRECTORS AND MANAGEMENT

BOARD OF DIRECTORS AND COMMITTEES

Meetings of the Board of Directors are held quarterly and as needed. The Board of Directors held four meetings in the year ended December 31, 2003. In addition, the Board of Directors of the Bank met ten times during 2003. For the year ended December 31, 2003, each of the Company's Directors attended at least 75% of the aggregate of the total number of meetings of the respective Board of Directors and the total number of meetings of committees on which the respective Directors served.

A majority of the board consists of individuals who are "independent" under the Nasdaq listing standards. The independent board members meet quarterly without any members not meeting the independence standard. Shareholders wishing to communicate directly with the independent members of the Board of Directors may send correspondence to Jerome J. Graham, Jr, Esq., Graham Curtin and Sheridan, P.A., 4 Headquarters Plaza, P.O. Box 1991, 6th Floor, Morristown, New Jersey 07962.

CODE OF BUSINESS CONDUCT AND ETHICS

The Board of Directors has adopted of Code of Business Conduct and Ethics governing the Company's CEO and senior financial officers, as required by the Sarbanes-Oxley Act and SEC regulations, as well as the Board of Directors and other senior members of management. Our Code of Business Conduct governs such matters as conflicts of interest, use of corporate opportunity, confidentiality, compliance with law and the like.

COMMITTEES

The Board of Directors has an Executive Committee, a Nominating and Human Resources Committee, and an Audit Committee.

EXECUTIVE COMMITTEE. The Executive Committee possesses all the power of the Board except the powers (i) to amend the bylaws; (ii) to elect or appoint any officers or Directors; (iii) to submit to shareholders any action that requires shareholders' approval; or (iv) to amend or repeal any resolution adopted by the Board of Directors that by its terms is amendable or repealable only by the Board. Messrs. Deutsch (Chairman), McClure (Vice Chairman), Graham, McDaniel and Sedam serve as members of the Executive Committee.

NOMINATING AND HUMAN RESOURCES COMMITTEE. The Nominating and Human Resources Committee is comprised of Messrs. Graham, (Chairman), Lloyd and Rizzo. Each member of the Nominating and Human Resources Committee is independent, as such term is defined in the Nasdaq listing standards. The purpose of the Committee is to assess Board composition, size, additional skills and talents needed, and make recommendations to the Board regarding those assessments. The Committee recommends to the Board the nominees for election as directors, and considers performance of incumbent directors to determine whether to nominate them for re-election. In addition, The Nominating and Human Resources Committee reviews senior management's performance and compensation, and reviews and sets guidelines for compensation of all employees, including administering any stock option plans. The Nominating and Human Resources Committee will consider qualified nominations for directors recommended by shareholders. All shareholder recommendations are evaluated on the same basis as any recommendation from members of the Board or management of the Company. Recommendations should be sent to Jerome J. Graham, Jr, Esq., Graham Curtin and Sheridan, P.A., 4 Headquarters Plaza, P.O. Box 1991, 6th Floor, Morristown, New Jersey 07962. Any nomination for director should be received by the Secretary on or before December 1, 2004. Nominees should have a minimum of an undergraduate degree, have experience in a senior executive position in a corporate or equivalent organization, have experience in at least one facet of the Company's business or its major functions, be active in the communities in which the Company conducts business and be able to positively represent the Company to its customers and potential customers. The Nominating and Human Resources Committee has a written Charter.

AUDIT COMMITTEE. The Company maintains an Audit Committee. The Audit Committee is responsible for the selection of the independent accounting firm for the annual audit and to establish, and assure the adherence to, a system of internal controls. The Audit Committee reviews and accepts the reports of the Company's independent auditors and regulatory examiners. The Audit Committee arranges for the Bank's director's examinations through its independent certified public accountants, evaluates and implements the recommendations of the director's examinations and interim audits performed by the Bank's internal auditor, receives all reports of examination of the Company and the Bank by bank regulatory agencies, analyzes such regulatory reports, and reports to the Board the results of its analysis of the regulatory reports. The Audit Committee met seven times during 2003. The Board of Directors has adopted a written charter for the Audit Committee. The Audit Committee consists of Messrs. Sedam (Chairman), Lozier, Marino, Muratore and O'Connor, all of whom are "independent" under the Nasdaq listing standards and meet the independence standards of the Sarbanes-Oxley Act. In addition, Mr. Marino has been determined by the Board to be the Audit Committee financial expert, as such term is defined by SEC Rules.

AUDIT COMMITTEE REPORT

The Audit Committee meets periodically to consider the adequacy of the Company's financial controls and the objectivity of its financial reporting. The Audit
Committee meets with the Company's independent auditors and the Company's internal auditor, both whom have unrestricted access to the Audit Committee.

In connection with this year's financial statements, the Audit Committee has reviewed and discussed the Company's audited financial statements with the Company's officers and KPMG LLP, our independent auditors. We have discussed with KPMG LLP, the matters required to be discussed by Statement on Auditing Standards No. 61,

("Communication with Audit Committees"). We also have received the written disclosures and letters from KPMG LLP required by Independence Standards Board Standard No. 1 ("Independence Discussions with Audit Committees"), and have discussed with representatives of KPMG LLP their independence.

Based on these reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on form 10-KSB for the fiscal year 2003 for filing with the U.S. Securities and Exchange Commission.

M. Gerald Sedam, II
Paul F. Lozier
Thomas J. Marino
Peter F. Muratore
Gerald B. O'Connor

SECURITY OWNERSHIP OF MANAGEMENT

The following table sets forth information as of March 15, 2004 regarding the number of shares of Common Stock beneficially owned by all directors, executive officers described in the compensation table, and by all directors and executive officers as a group.


                                               Common Stock          Percentage
Name                                     Beneficially Owned(1)         of Class
----                                     ---------------------       -----------

Edward B. Deutsch (3)                                80,181              2.72%

Richard C. Fowler, Jr.(4)                            24,204                 *

Stanley C. Gale (5)                                   4,379                 *

Jerome J. Graham, Jr. (6)                            36,940              1.27

Desmond V. Lloyd (7)                                  5,513                 *

Dennis C. Longwell (8)                               41,895              1.43

Paul F. Lozier (9)                                   17,640                 *

Thomas J. Marino (10)                                 4,000                 *

Stewart E. McClure, Jr. (11)                        129,059              4.45

Thompson H. McDaniel (12)                            75,912              2.59

Peter F. Muratore (13)                               32,715              1.13

Gerald B. O'Connor (14)                              14,884                 *

Gerard Riker (15)                                    47,831              1.65

Nicholas Rizzo(16)                                   38,037

M. Gerald Sedam II (17)                             104,502              3.57

Joseph M. Sullivan (18)                              91,689              3.16


Sidney  F. Wentz(19)                                 36,730              1.26

All executive officers and                          786,111             23.81%
Directors as a group (17 persons)


-----------------------------
(*) Less than 1%

(1) Beneficial ownership includes shares, if any, held in the name of the spouse, minor children or other relatives of the nominee living in such person's home, as well as shares, if any, held in the name of another person under an arrangement whereby the Director or executive officer can vest title in himself at once or within sixty (60) days. Beneficially owned shares also include shares over which the named person has sole or shared voting or investment power, shares owned by corporations controlled by the named person, and shares owned by a partnership in which the named person is a partner.

(2) The address for all named individuals is c/o Somerset Hills Bank, 155 Morristown Road, Bernardsville, New Jersey 07924.

(3) Includes 44,074 shares issuable upon the exercise of immediately exercisable options and 8,976 shares issuable upon the exercise of immediately exercisable warrants.

(4) Includes 3,150 shares issuable upon the exercise of immediately exercisable options and 4,463 shares issuable upon the exercise of immediately exercisable warrants.

(5) Includes 3,000 shares issuable upon the exercise of immediately exercisable options.

(6) Includes 15,672 shares issuable upon the exercise of immediately exercisable options and 6,775 shares issuable upon the exercise of immediately exercisable warrants.

(7) Includes 3,308 shares issuable upon the exercise of immediately exercisable options.

(8) Includes 27,011 shares issuable upon the exercise of immediately exercisable options.

(9) Includes 4,410 shares issuable upon the exercise of immediately exercisable options.

(10) Includes 3,000 shares issuable upon the exercise of immediately exercisable options.

(11) Includes 115,500 shares issuable upon the exercise of immediately exercisable options and 4,400 shares issuable upon the exercise of immediately exercisable warrants, 210 shares held by Mr. McClure's spouse and 200 shares purchasable upon the exercise of immediately exercisable warrants held by his spouse, and 420 shares held by Mr. McClure's spouse as custodian for his minor children and 400 shares purchasable upon the exercise of immediately exercisable warrants held by Mr. McClure's spouse as custodian for his minor children.

(12)  Includes   33,312  shares   issuable  upon  the  exercise  of  immediately
exercisable options and 8,400 shares issuable upon the exercise of immediately exercisable warrants.

(13) Includes 3,150 shares issuable upon the exercise of immediately exercisable warrants.

(14) Includes 3,859 shares issuable upon the exercise of immediately exercisable options.

(15)  Includes   46,727  shares   issuable  upon  the  exercise  of  immediately
exercisable options. Also includes 552 shares held jointly by Mr. Riker and his spouse.

(16) Includes 16,538 shares held in tusts of which Mr. Rizzo serves as trustee and 9,371 shares purchasable upon the exercise of immediately exercisable options.

(17)  Includes   10,474  shares   issuable  upon  the  exercise  of  immediately
exercisable options and 18,900 shares issuable upon the exercise of immediately exercisable warrants.

(18) Includes 5,250 shares issuable upon the exercise of immediately exercisable warrants.

(19)  Includes   18,979  shares   issuable  upon  the  exercise  of  immediately
exercisable options.

DIRECTORS' COMPENSATION

Directors were not paid any fees for attending any meeting of the Board of Directors nor for any meeting of a committee of the Board of Directors during fiscal 2003. Members of the Board of Directors do participate in the 1998 Combined Stock Option Plan, 1998 Non-Qualified Stock Option Plan and the 2001 Combined Stock Option Plan. During 2003, Mr. Edward B. Deutsch, our Chairman, was granted options to purchase 5,000 shares of our common stock at an exercise price of $8.80 per share, and each of Messrs. Gale and Marino were granted options to purchase 3,000 shares at an exercise price of $9.10 per share. The exercise price for these options was 100% of the fair market value on the date of grant.

EXECUTIVE OFFICERS

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

The following table shows a summary for the last three fiscal years of the cash and non-cash compensation awarded to, earned by, or paid to the Chief Executive Officer of the Company and other Executive Officers with compensation in excess of $100,000.

                           SUMMARY COMPENSATION TABLE
                 CASH AND CASH EQUIVALENT FORMS OF REMUNERATION


--------------------------------------------------------------------------------------------------------------------
                                                                                        Long Term
                                               Annual Compensation                    Compensation
                                            ------------------------------------------------------------------------
                                                                            Other        Awards
                                                                           Annual     ------------------------------
                                                Salary        Bonus     Compensation   Securities      All Other
Name and Principal Position         Year          ($)          ($)         ($) (1)     Underlying     Compensation
                                                                                        Options/
                                                                                          SARs
                                                                                           (#)
--------------------------------------------------------------------------------------------------------------------
Stewart E. McClure, Jr.,            2003       $190,000      $25,000         -             5,000           -
President, Chief Executive        ----------------------------------------------------------------------------------
Officer and Chief Operating         2002        175,000       25,000         -                             -
Officer(2)                        ----------------------------------------------------------------------------------
                                    2001        134,615       25,000         -           100,000           -
--------------------------------------------------------------------------------------------------------------------
Paul Fitzgerald, President and      2003       $130,000         -         30,000(3)          -             -
Senior Lending Officer of the     ----------------------------------------------------------------------------------
Bank                                2002        130,000         -            -               -             -
                                  ----------------------------------------------------------------------------------
                                    2001        130,000         -            -            11,000           -
--------------------------------------------------------------------------------------------------------------------
Gerard Riker, Executive Vice        2003       $150,000      $10,000         -             2,500           -
President and Chief Financial     ----------------------------------------------------------------------------------
Officer of the Bank and the         2002        150,000       10,000         -               -             -
Company                           ----------------------------------------------------------------------------------
                                    2001        150,000        2,000         -             5,000           -
--------------------------------------------------------------------------------------------------------------------
Joseph M. Sullivan, President       2003       $125,000     $332,648         -               -             -
and Chief Executive Officer of    ----------------------------------------------------------------------------------
Sullivan Financial Services         2002        125,000      130,215         -               -             -
                                  ----------------------------------------------------------------------------------
                                    2001        125,000      126,562         -               -             -
--------------------------------------------------------------------------------------------------------------------


--------------------------------
(1) The Company believes the value of all other compensation does not exceed the lesser of $50,000 or 10% of the salary and bonus presented in the table above.

(2) Mr. McClure was hired by the Company in March, 2001.

(3) Mr. Fitzgerald resigned as President and Senior Lending Officer of the Bank in December, 2003. In connection with his separation from service with the Company, the Company agreed to pay Mr. Fitzgerald a lump sum payment of $30,000 and to continue his compensation and certain employment benefits until June 15, 2004. In exchange, Mr. Fitzgerald provided the Company and the Bank with a release and agreed to cooperate with the Company and the Bank.

EMPLOYMENT AGREEMENTS

Stewart E. McClure, Jr. serves as the President, Chief Executive Officer, Chief Operating Officer and Vice-Chairman of the Company and Chief Executive Officer, Chief Operating Officer and Vice-Chairman of the Bank.

In March 2001, Mr. McClure executed an employment agreement for an initial term of three years. In addition, Mr. McClure's agreement will automatically extend for one year periods unless either party gives notice of its intention not to renew at least six (6) months prior to the end of any term. Pursuant to the employment agreement, Mr. McClure is entitled to be paid an annual base salary of $175,000 for his first year of employment under the contract, with annual increases based on the consumer price index and as determined by the Company's Board of Directors, a minimum $25,000 cash bonus in the first year, and options to purchase up to 100,000 shares of the Company's stock. The employment agreement provides that, if Mr. McClure terminates his employment upon certain circumstances that are defined as good reason, he will be entitled to receive the greater of the remaining amount due to him for the initial employment term, or twice his base salary. If Mr. McClure's employment is terminated other than for cause after a change in control, he will be entitled to receive a severance payment of three times his base salary and bonus, unless he continues his employment after the change in control for at least two years, in which case he will be entitled to two and one-half times his base salary and bonus.

Gerard Riker serves as Executive Vice President and Chief Financial Officer of the Company and the Bank pursuant to an amended employment agreement. Under the terms of Mr. Riker's agreement, the term of his employment expires March, 2005. The agreement provides for an annual base salary of $150,000 with increases determined by mutual agreement between Mr. Riker and the Board of Directors, and participation in the Company's stock option plan as determined by the Nominating and Human Resources Committee in its discretion. The employment agreement provides that, if Mr. Riker terminates his employment upon certain circumstances, which are defined as good reason, he will be entitled to receive as severance the greater of the remaining amount due to him for the initial employment term, or his average base salary for the five years immediately preceding the termination.

COMPENSATION PURSUANT TO 1998 COMBINED STOCK OPTION PLAN
AND 1998 NON-QUALIFIED STOCK OPTION PLAN

The Company's 1998 Combined Stock Option Plan (the "Combined Plan") provides for the granting of options to acquire up to 225,000 shares of the Company's Common Stock. Both incentive stock options ("ISOs") and non-qualified stock options ("NQOs") may be granted under the Combined Plan. The shares of Common Stock that may be purchased pursuant to ISOs granted under the Combined Plan is limited to 150,000 and the number of the shares of Common Stock that may be purchased pursuant to NQOs granted under the Combined Plan is limited to 75,000. The Company's 1998 Non-Qualified Stock Option Plan (the "NQO Plan") provides for the granting of NQOs to acquire up to 75,000 shares of the Company's Common Stock. Only NQOs may be granted under the NQO Plan. All employees of the Company may receive ISOs under the Combined Plan, and service providers to the Company, including key employees, directors or consultants to the Company, may receive NQOs under the Combined Plan and the NQO Plan.

The Combined Plan and the NQO Plan are administered by the Nominating and Human Resource Committee of the Board. The Human Resource Committee has the authority to determine (i) the individuals to whom and times of which options are to be granted; (ii) the number and option price of the shares subject to each option;
(iii) the extent to which an option will be granted under the Combined Plan and the NQO Plan; (iv) the time when each option becomes exercisable and the exercise period; and (v) certain other terms and provisions relating to options granted under, and the administration of, the Combined Plan and the NQO Plan.

The Nominating and Human Resource Committee has the sole discretion to determine the period during which options may be exercised provided that such period may not commence until at least six months following the date of grant (except in the event of death or disability of a grantee and, in the case of an employee of the Company, the retirement in accordance with the Company's retirement plan or the involuntary termination without cause of the employee's employment). No ISO granted by the Company may be exercised more than ten years from the date of grant. If at the time of the grant of the option an employee owns Common Stock possessing more than 10% of the total combined voting power of the Common Stock of the Company, the ISO cannot be exercisable more than five years from the date of grant.

Options granted pursuant to the Combined Plan and the NQO Plan must be exercisable at a price greater than or equal to the par value of the Common Stock, but in no event may the option price be lower than (i) in the case of an ISO, the fair market value of the shares subject to the ISO on the date of grant, (ii) in the case of a NQO issued to a Director as compensation for serving as a Director, the fair market value of the shares subject to the NQO on the date of grant, and (iii) in the case of a NQO issued to a grantee not as compensation for serving as a Director, 85% of the fair market value of the shares subject to the NQO on the date of grant. In addition, no ISO may be granted to an employee who owns Common Stock possessing more than 10% of the total combined voting power of the Company's Common Stock unless the price is at least 110% of the fair market value (on the date of grant) of the Common Stock.

COMPENSATION PURSUANT TO THE 2001 COMBINED STOCK OPTION PLAN

The 2001 Combined Option Plan authorizes the Company to issue 200,000 shares of the Company's Common Stock pursuant to options. All key employees, directors and consultants of the Company are eligible to receive options under the 2001 Combined Option Plan. The 2001 Combined Option Plan provides that the number and price of shares available for stock options and the number of shares covered by outstanding stock options shall be adjusted equitably for stock splits, stock dividends, recapitalizations, mergers and other changes in the Common Stock. Options granted under the 2001 Combined Option Plan will have terms of ten years, subject to earlier termination of the options as provided in the 2001 Combined Option Plan. Options may not be exercised under the 2001 Combined Option Plan until six months after their date of grant.

The 2001 Combined Option Plan is administered by the Company's Nominating and Human Resources Committee, which has the power to designate the optionees and to determine the number of shares subject to each option, the date of grant and the terms and conditions governing the option, including any vesting schedule. The Nominating and Human Resources Committee designates whether options granted under the 2001 Combined Option Plan will be NQO's or ISO's, subject to the provisions of the Internal Revenue Code of 1986 (the "Code"). In addition, the Nominating and Human Resources Committee is charged with the responsibility of interpreting the 2001 Combined Option Plan and making all administrative determinations thereunder.

The 2001 Combined Option Plan provides that options that qualify as ISO's under the Code are to be granted at an exercise price equal to 100% of the fair market value of the Common Stock purchasable upon exercise of the option on the date of the grant of the option and NSO's may be granted at a price no less than 85% of the fair market value on the date of grant of the option. Fair market value is to be determined by the Nominating and Human Resources Committee in good faith.

The 2001 Combined Option Plan provides that the purchase price for shares acquired pursuant to the exercise of any option is payable in full at the time of exercise.

                      OPTION/SAR GRANTS IN LAST FISCAL YEAR


------------------------------------------------------------------------------------------------------------------
                                Number of Securities        % of Total
                                     Underlying         Option/SARs Granted     Exercise or
                                    Options/SARs         to Employees in         Base Price         Expiration
            Name                    Granted (#)            Fiscal Year              ($/SH)              Date
------------------------------------------------------------------------------------------------------------------
Stewart E. McClure, Jr.               5,000(1)                 22.7%               $8.80             5/20/13
------------------------------------------------------------------------------------------------------------------
Gerard Riker                          2,500(1)                 11.4%               $7.53             2/25/13
------------------------------------------------------------------------------------------------------------------


-------------------
(1) All options vest ratably on the first, second and third anniversaries of the date of grant.

The following table sets forth information concerning the fiscal year-end value of unexercised options held by our executive officers named in the table above. No stock options were exercised by such executive officers during 2003.

                 AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL
                        YEAR AND FY-END OPTION/SAR VALUES


--------------------------------------------------------------------------------------------------------------------
                                                                                             Value of Unexercised
                                                                   Number of Securities           In-the-Money
                                                                  Underlying Unexercised     Options/SARs at FY-End
                                      Shares                    Options/SARs at FY-End (#)    ($) (based on $11.94
                                    Acquired on      Value              Exercisable/         per share) Exercisable/
       Name                         Exercise (#)   Realized ($)      Unexercisable(1)           Unexercisable(1)
--------------------------------------------------------------------------------------------------------------------
Stewart E. McClure, Jr.                 N/A           N/A             110,250/5,250            $423,360/$18,690
--------------------------------------------------------------------------------------------------------------------
Paul Fitzgerald                         N/A           N/A                   0                         0
--------------------------------------------------------------------------------------------------------------------
Gerard Riker                            N/A           N/A             38,589/8,138             $93,936/$33,911
--------------------------------------------------------------------------------------------------------------------
Joseph M. Sullivan                      N/A           N/A                   0                         0
--------------------------------------------------------------------------------------------------------------------


------------------------------
(1) As adjusted for stock dividends through June 2003.

TRANSACTIONS WITH MANAGEMENT

The Company, including its subsidiary and affiliates, has had, and expects to have in the future, banking transactions in the ordinary course of its business with directors, officers, principal stockholders and their associates, on substantially the same terms, including interest rates and collateral on loans, as those prevailing at the same time for comparable transactions with others. Those transactions do not involve more than the normal risk of collectibility or present other unfavorable features.

The transactions with management are as follows: (a) at December 31, 2003, McElroy, Deutsch & Mulvaney, LLP, attorneys at law, had outstanding term loan balances to the Bank of $193,645. Edward B. Deutsch, Chairman of the Board of Directors, is a senior partner of McElroy, Deutsch & Mulvaney, LLP; (b) Or-Nu, Inc., a corporation in which Edward B. Deutsch is a shareholder, has a mortgage note with the Bank in the original principal amount of $1,350,000, of which the Bank maintains $1,283,534 in exposure; (c) Nicholas Rizzo, a Director, has a stand-by letter of credit issued by the Bank in the amount of $392,000 and lines of credit to related entities in the amount of $1,380,000; (d) The Grand Cafe, a restaurant owned by Director Desmond V. Lloyd, has a $150,000 line of credit with the Bank, with an outstanding balance of $13,669, (e) Director Dennis Longwell had a $300,000 revolving line of credit with an outstanding balance of $80,000 and (f) Director Stanley C. Gale had an outstanding loan with a balance of $1,845,000.

REQUIRED VOTE

DIRECTORS WILL BE ELECTED BY A PLURALITY OF THE VOTES CAST AT THE ANNUAL MEETING WHETHER IN PERSON OR BY PROXY.

RECOMMENDATION

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE NOMINEES SET FORTH ABOVE.

                              INDEPENDENT AUDITORS

The Company's independent auditors for the fiscal year ended December 31, 2003 were KPMG LLP. The Company's Audit Committee has appointed KPMG LLP to continue as independent auditors for the Bank and the Company for the year ending December 31, 2004. KPMG LLP has advised the Company that one or more of its representatives will be present at the Annual Meeting to make a statement if they so desire and to respond to appropriate questions.

PRINCIPAL ACCOUNTING FIRM FEES

Aggregate fees billed to the company for the fiscal years ended December 31, 2002 and 2003 by the company's principal accounting firm, KPMG LLP, are shown in the following table :

                                               FISCAL YEAR ENDED DECEMBER 31
                                                        2003              2002

Audit Fees                                          $113,500           $74,000
Audit related Fees                                                    $184,500
                                                    --------          --------

Total audit and audit-related fees                  $113,500          $258,500
Tax Fees                                             $18,800                 -
All Other Fees                                             -                 -
                                                    --------          --------
                                                     $18,800                 -
                                                    --------          --------
Total Fees                                          $132,300          $258,500
                                                    ========          ========


                          COMPLIANCE WITH SECTION 16(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than ten percent stockholders are required by regulation of the Securities and Exchange Commission to furnish the Company with copies of all Section 16(a) forms they file.

The Company believes that all other persons subject to Section 16(a) have made all required filings for the fiscal year ended December 31, 2003.

                              SHAREHOLDER PROPOSALS

Proposals of shareholders to be included in the Company's 2005 proxy material must be received by the secretary of the Company no later than December 1, 2004.

                                  OTHER MATTERS

The Board of Directors is not aware of any other matters which may come before the Annual Meeting. However, in the event such other matters come before the meeting, it is the intention of the persons named in the proxy to vote on any such matters in accordance with the recommendation of the Board of Directors.

Shareholders are urged to sign the enclosed proxy, which is solicited on behalf of the Board of Directors, and return it in the enclosed envelope.

                                            By Order of the Board of Directors

                                            Stewart E. McClure, Jr.
                                            President, Chief Executive Officer
                                            and Chief Operating Officer

                             SOMERSET HILLS BANCORP

                               REVOCABLE PROXY FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                                 APRIL 28, 2004

                  SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints Edward B. Deutsch and Stewart E. McClure, Jr., and each of them, with full power of substitution, to vote all of the shares of Somerset Hills Bancorp (the "Company") standing in the undersigned's name at the Annual Meeting of Shareholders of the Company, to be held at the Basking Ridge Country Club, 185 Madisonville Road, Basking Ridge, New Jersey on April 28, 2004 at 9:30 a.m., and at any adjournment thereof. The undersigned hereby revokes any and all proxies heretofore given with respect to such meeting.

     The Board of Directors recommends approval of the following proposals.

     1. Election of the following six (6) nominees to each serve on the Board of Directors for the terms set forth in the accompanying proxy statement:
        Thomas J. Marino, Gerald B. O'Connor, Nicholas P. Rizzo, Gerard Riker, Joseph M. Sullivan, M. Gerald Sedam II.

           |_|      FOR ALL NOMINEES

           TO WITHHOLD AUTHORITY FOR ANY OF THE ABOVE NAMED NOMINEES, PRINT THE NOMINEE'S NAME(S) ON THE LINE BELOW:


           ----------------------------------------------------------

           |_|      WITHHOLD AUTHORITY FOR ALL NOMINEES


     2. In their discretion, such other business as may properly come before the meeting.





     THIS PROXY WILL BE VOTED AS SPECIFIED ABOVE. IF NO CHOICE IS SPECIFIED, THE PROXY WILL BE VOTED "FOR" MANAGEMENT'S NOMINEES TO THE BOARD OF DIRECTORS.

     Dated:                , 2004                 ------------------------------
           ----------------                       Signature


                                                  ------------------------------
                                                  Signature




     (Please sign exactly as your name appears. When signing as an executor, administrator, guardian, trustee or attorney, please give your title as such. If signer is a corporation, please sign the full corporate name and then an authorized officer should sign his name and print his name and title below his signature. If the shares are held in joint name, all joint owners should sign.)

     PLEASE DATE, SIGN AND RETURN THIS PROXY IN THE ENCLOSED RETURN ENVELOPE.